UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 2, 2021

Date of earliest event reported: May 28, 2021
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Maximus, Inc.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia (Address of principal executive offices)	20190-5207 (Zip Code)
Registrant’s telephone number, including area code: (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Report”) of Maximus, Inc. (the “Company”, “we”, “our” or “us) is an update to the Current Report on Form 8-K filed by the Company on June 3, 2021 (the “Original Report”).

VES Acquisition

On April 20, 2021, our wholly-owned subsidiary, Maximus Federal Services, Inc. (“Maximus Federal”) entered into a definitive Stock Purchase Agreement to acquire all of the issued and outstanding shares of capital stock of VES Group, Inc. (“VES”) (the “VES Acquisition”). The VES Acquisition closed on May 28, 2021.

On May 28, 2021, in order to finance the VES Acquisition, to refinance the Company’s existing revolving credit facility and to provide liquidity for general corporate purposes of the Company and its subsidiaries, the Company entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. and other banks. Pursuant to the Credit Agreement, the Company entered into and borrowed the entire amount under (i) a $1.1 billion five-year secured term loan “A” credit facility and (ii) a $400 million seven-year senior secured term loan “B” credit facility and also entered into a $600 million five-year senior secured revolving credit facility (collectively, the “New Credit Facilities”).

Both the closing of the VES Acquisition and the establishment of the New Credit Facilities were disclosed in the Original Report. The Original Report noted that additional financial statements and pro forma financial information would be included in an amendment to the Original Report and such information is included herein.

Attain Acquisition

As previously announced, on March 1, 2021, Maximus Federal entered into a definitive Equity Purchase Agreement to acquire the Federal division of Attain, LLC, (“Attain”) (the “Attain Acquisition” and, collectively with the VES Acquisition, the “Acquisitions”). The Attain Acquisition was completed on March 1, 2021.

SEC regulations do not require that the pro forma financial information include the Attain statement of operations or related transaction accounting adjustments. However, this information has been included to assist readers of our financial statements in understanding the estimated effects of the Acquisitions and the New Credit Facilities.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of VES

The audited consolidated balance sheets of VES as of December 31, 2020 and 2019, and the related consolidated statements of stockholders’ equity, consolidated statements of income and the consolidated statements of cash flows for the years ended December 31, 2020 and 2019, the notes to the consolidated financial statements and the independent auditor's report are filed as Exhibit 99.2 to this Report and are incorporated by reference herein.

The unaudited consolidated balance sheet of VES as of March 31, 2021, and the related consolidated statement of stockholders’ equity, consolidated statement of income and the consolidated statement of cash flows for the three months ended March 31, 2021, and the notes to the consolidated financial statements are filed as Exhibit 99.3 to this Report and are incorporated by reference herein.

(b) Pro Forma Financial Information

Exhibit 99.4 in this Current Report on Form 8-K/A includes the following pro forma financial information which is incorporated by reference herein:

a.The unaudited pro forma condensed combined balance sheet of Maximus, Inc. and its subsidiaries as of March 31, 2021, giving effect to the VES Acquisition and the Credit Agreement as though they had occurred on that date.
b.The unaudited pro forma condensed combined statements of operations of Maximus, Inc. and its subsidiaries for the year ended September 30, 2020, giving effect to the Acquisitions and the Credit Agreement as though they had occurred on October 1, 2019.
c.The unaudited pro forma condensed combined statements of operations of Maximus, Inc. and its subsidiaries for the six months ended March 31, 2021, giving effect to the Acquisitions and the Credit Agreement as though they had occurred on October 1, 2019.

(d) Exhibits.

Exhibit No.	Description

2.1
Stock Purchase Agreement dated as of April 20, 2021 by and among VES Group, Inc., each of the parties identified as a “Shareholder” on the signature pages thereto, George C. Turek, in his capacity as Shareholder Representative as set forth in therein, Maximus Federal Services, Inc., and Maximus, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 26, 2021).*

10.1
Credit Agreement, dated as of May 28, 2021 by and between the Company, JPMorgan Chase Bank, N.A., as administrative agent, the lenders party thereto and each of JPMorgan Chase Bank, N.A., BofA Securities, Inc., Truist Securities Inc. and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 26, 2021).**

23.1	Consent of UHY LLP
99.1	Press release dated June 1, 2021 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 3, 2021).
99.2
The audited consolidated balance sheets of VES as of December 31, 2020 and 2019, and the related consolidated statements of stockholders’ equity, consolidated statements of income and the consolidated statements of cash flows for the years ended December 31, 2020 and 2019, the notes to the consolidated financial statements and the independent auditor's report.

99.3
The unaudited consolidated balance sheet of VES as of March 31, 2021, and the related consolidated statement of stockholders’ equity, consolidated statement of income and the consolidated statement of cash flows for the three months ended March 31, 2021, and the notes to the consolidated financial statements.

99.4
The unaudited pro forma condensed combined balance sheet of Maximus, Inc. and its subsidiaries as of March 31, 2021, giving effect to the VES Acquisition and the Credit Agreement as though they had occurred on that date.
The unaudited pro forma condensed combined statements of operations of Maximus, Inc. and its subsidiaries for the year ended September 30, 2020, giving effect to the Acquisitions and the Credit Agreement as though they had occurred on October 1, 2019.
The unaudited pro forma condensed combined statements of operations of Maximus, Inc. and its subsidiaries for the six months ended March 31, 2021, giving effect to the Acquisitions and the Credit Agreement as though they had occurred on October 1, 2019.

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* Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

** Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.

Date: August 2, 2021	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary